UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 01, 2026

Neogen Corporation

(Exact name of Registrant as Specified in Its Charter)

Michigan	0-17988	38-2367843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place
Lansing, Michigan		48912
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (517) 372-9200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.16 par value per share	NEOG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 1, 2026, the Company held its 2026 Annual Meeting of Shareholders. At the meeting, 176,180,487 of the 218,106,005 shares outstanding and entitled to vote were present and voted. The matters listed below were submitted to a vote of the shareholders though the solicitation of proxies. The proposals are described in detail in the Company’s Proxy Statement dated as of, and filed with Securities and Exchange Commission on, August 21, 2026. The voting results are as follows:

Proposal 1 – Election of Directors

Nominee	For	Withheld
Aashima Gupta	146,152,766	10,476,533
Raphael A. Rodriguez	155,080,607	1,548,692
Catherine E. Woteki, Ph.D.	154,950,353	1,678,946

Proposal 2 – To Approve, on an Advisory Basis, the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy materials.

For	Against	Abstain	Broker Non-Vote
151,434,206	2,498,510	2,677,583	19,551,188

Proposal 3 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The shareholders ratified the appointment of BDO USA, P.C. as the Company’s auditors for the fiscal year ending May 31, 2027.

For	Against	Abstain	Broker Non-Vote
172,788,682	927,148	2,445,657	0

Proposal 4 – To Approve the Neogen Corporation Amended and Restated Omnibus Incentive Plan

The shareholders approved the Neogen Corporation Amended and Restated Omnibus Incentive Plan, as disclosed in the proxy materials.

For	Against	Abstain	Broker Non-Vote
150,242,832	3,815,133	2,552,334	19,551,188

Proposal 5 – To Approve an Amendment to the Neogen Corporation Employee Stock Purchase Plan

The shareholders approved the Amendment to the Neogen Corporation Employee Stock Purchase Plan to increase the number of shares available for issuance pursuant to the plan, as disclosed in the proxy materials.

For	Against	Abstain	Broker Non-Vote
153,486,408	629,715	2,494,176	19,551,188

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION

Date:	October 7, 2026	By:	/s/ R. Bryan Riggsbee
Name: R. Bryan Riggsbee Title: Chief Financial Officer